UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)  May 9, 2006 (May 4, 2006)

Sequa Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                                  1-804                                                                13-1885030

                   (Commission File Number)                                  (IRS Employer Identification No.)

       200 Park Avenue, New York, New York                                                           10166

         (Address of Principal Executive Offices)                                                          (Zip Code)

(212) 986-5500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

This Form 8-K is to describe ordinary course named executive officer compensation actions taken by the Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of Sequa Corporation (the "Company") as ratified and approved by the Board.

1)         On May 4, 2006, the Board approved the recommendation of the Compensation Committee with respect to the following base salaries, effective as of June 1, 2006, of the Company's named executive officers (as defined in Regulation S-K Item 402(a)(3)) and the Company's principal financial officer (effective March 1, 2006):

            Norman E. Alexander, Executive Chairman, $1,578,200;

            Martin Weinstein, Vice Chairman and Chief Executive Officer, $880,022;

            John J. Dowling III, Senior Vice President, Legal, $316,731

            Robert F. Ellis, Senior Vice President, Specialty Chemicals, ₤193,751*;and

            Kenneth J. Binder, Senior Vice President, Finance, $386,334.

*equivalent to $336,469 at a March 31, 2006 exchange rate of 1.7366.

2)         On May 4, 2006, the Board approved the recommendation of the Compensation Committee that certain executive officers of the Company be offered extensions to their existing employment agreements.  Dr. Weinstein, Mr. Dowling, Mr. Dombek, and Ms. Costello were each offered extensions to their current employment agreements for one additional year beyond the existing term of those agreements.  The new expiration date is May 31, 2008 for Messrs Weinstein, Dowling and Dombek and May 31, 2007 for Ms. Costello.  No other changes were made to the terms and conditions of the employment agreements.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        SEQUA CORPORATION

                                                                              By: /s/ Kenneth J. Binder

                                                                                    Kenneth J. Binder

                                                                                    Senior Vice President, Finance

                                                                                    (acting chief financial officer)

Date:  May 9, 2006